                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  DECEMBER 31, 1996
                                                --------------------------------


                              C. BREWER HOMES, INC.
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             (Exact name of registrant as specified in its charter)



         DELAWARE                    0-22948                    99-0145055
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(State or other jurisdiction       (Commission                 (IRS Employer
      of incorporation)            File Number)              Identification No.)



  90 WAIKO ROAD, WAILUKU, HAWAII                                        96793
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(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code     (808) 242-6833
                                                  ------------------------------


                                 NOT APPLICABLE
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 5.   OTHER EVENTS.


          On January 28, 1997, Seth A. Bakes became the President and Chief Executive Officer and a member of the Board of Directors of C. Brewer Homes, Inc. (the "Company"). Mr. Bakes assumed the operating responsibilities for the Company and he is located at the Company's principal executive offices in Wailuku, Hawaii. Previously, from August 1995 to January 1997, Mr. Bakes was the Managing Director of KSW Del Amo Associates, a real estate partnership. Prior to that, he was a Partner in Winger Development Company, a Southern California real estate firm, and he has also held real estate, development, marketing and finance positions with the Prudential Insurance Company of America, Summa Corporation and Transpacific Development Company. Mr. Bakes received an MBA from Dartmouth College in Hanover, New Hampshire in 1980.

          Mr. Bakes replaced B. G. Moynahan, who resigned as President and Chief Executive Officer and a member of the Board of Directors of the Company effective December 31, 1996. J. W.A. Buyers, the Chairman of the Board of the Company, served as acting Chief Executive Officer from December 31, 1996 until January 27, 1997. Mr. Moynahan left the services of the Company to form a real estate development and management consulting firm.

          In connection with Mr. Moynahan's resignation, the Company entered into a Release and Separation Agreement with Mr. Moynahan, dated January 15,
1997 (the "Release and Separation Agreement").   The Release and Separation
Agreement provides that Mr. Moynahan will be paid a Consulting Fee in accordance with the provisions of a Consultant Agreement in lieu of any severance benefits and sets forth the terms and conditions of certain benefits to be retained by Mr. Moynahan. In addition, the Release and Separation Agreement provides for a mutual release of claims by both parties other than claims arising out of any breach of the Release and Separation Agreement.

          The Consultant Agreement sets forth the terms and conditions upon which Mr. Moynahan will serve as a consultant to the Company in an independent contractor capacity until August 31, 1997. For the duration of the Consultant Agreement, Mr. Moynahan will receive $20,833.33 per month until a total fee of $173,076.92 has been paid, and if Mr. Moynahan spends more than ten hours providing consulting services in any one month, he will be paid an hourly rate to be mutually agreed upon by the Company and Mr. Moynahan. Mr. Moynahan's options to purchase Class A Common Stock of the Company will continue to vest until the termination of the Consultant Agreement.

          In addition, on January 1, 1997, Edward T. Foley, Senior Vice President and Chief Financial Officer of the Company, was promoted to the position of Executive Vice President and Chief Financial Officer.


                                       2.

 EXHIBITS

EXHIBIT NO. EXHIBIT

   10.54 Release and Separation Agreement, dated January 15, 1997, between the Company and B.G. Moynahan.

   10.55 Consultant Agreement, dated January 16th, 1997, between the Company and B.G. Moynahan.



                                       3.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 31, 1997


                    C. BREWER HOMES, INC.



                    By:     /s/ EDWARD T. FOLEY
                            ----------------------------------------------------


                    Name:   Edward T. Foley
                            ----------------------------------------------------


                    Title:  Executive Vice President and Chief Financial Officer
                            ----------------------------------------------------


                                       4.